UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2020

EDWARDS LIFESCIENCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	EW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 7, 2020, Edwards Lifesciences Corporation, a Delaware corporation (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”), at which stockholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 350 million shares to 1.05 billion shares for the purpose of effecting a three-for-one forward split. The Amendment became effective immediately upon filing with the Secretary of State of the State of Delaware on May 7, 2020. The Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 7, 2020, the Company held its Annual Meeting. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

(i)	Proposal 1: All the nominees for director listed in Proposal 1 were elected to serve until the Company’s next annual meeting of stockholders and until their respective successors are duly elected and qualified as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Michael A. Mussallem	157,481,237	8,474,454	1,249,682	12,905,840
Kieran T. Gallahue	147,398,516	19,608,737	198,120	12,905,840
Leslie S. Heisz	166,136,448	869,369	199,556	12,905,840
William J. Link, Ph.D.	157,861,919	8,151,087	1,192,367	12,905,840
Steven R. Loranger	164,712,949	2,285,664	206,760	12,905,840
Martha H. Marsh	164,712,482	2,299,683	193,208	12,905,840
Ramona Sequeira	166,609,905	379,443	216,025	12,905,840
Nicholas J. Valeriani	164,696,291	2,281,116	227,966	12,905,840

(ii)	Proposal 2: The advisory proposal regarding the Company’s named executive officer compensation was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
156,231,572	10,652,305	321,496	12,905,840

(iii)	Proposal 3: The 2020 Nonemployee Directors Stock Incentive Program was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
158,980,270	7,898,492	326,611	12,905,840

(iv)	Proposal 4: The amendment of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock for the purpose of effecting a three-for-one stock split was approved as set forth below:

For	Against	Abstain
178,250,404	1,712,375	148,434

(v)	Proposal 5: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was approved as set forth below:

For	Against	Abstain
170,659,116	9,217,670	234,427

(vi)	Proposal 6: The advisory stockholder proposal regarding action by written consent was not approved as set forth below:

For	Against	Abstain	Broker Non-Votes
29,599,433	136,875,003	730,937	12,905,840

Item 7.01.	Regulation FD Disclosure

On May 7, 2020, the Company issued a press release announcing the retirement of Wesley von Schack from the Board of Directors, the appointment of Martha Marsh as the new Lead Independent Director, the election of Ramona Sequeira to the Board at the Annual Meeting and a three-for-one stock split of the outstanding shares of the Company’s common stock. A copy of the press release is attached as Exhibit 99.1, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation

99.1	Press Release dated May 7, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2020

EDWARDS LIFESCIENCES CORPORATION

By:	/s/ Linda J. Park
Linda J. Park
Vice President, Associate General Counsel, and Secretary